================================================================================

                                    AGREEMENT

                  THIS AGREEMENT dated for reference the 28th day of February, 2007.

BETWEEN:

                  T. Kozub Enterprises Ltd., a company incorporated under the laws of British Columbia with its registered and records office at 103 - 301 Main Street
                  Penticton, B.C. V2A 5B7, Canada
                  (the "Adviser")

                                                             OF THE FIRST PART
AND:

                  Quantum Energy Inc. a company incorporated under the laws of Nevada with its business offices at 1880 - 1066 West Hastings Street, Vancouver,
                  British Columbia V6E 3X1
                  (the "Company")

                                                             OF THE SECOND PART
WHEREAS:

A.                The Company carries on business as oil and gas exploration
(the "Business");

B. The Adviser has certain expertise in the field of oil and gas exploration related to the Business and the Company desires to retain the Adviser to perform services for the Company and the Business in accordance with the terms and on the conditions set forth in this Agreement;

C. The Adviser has agreed to provide these services to the Company and to the Business in accordance with the terms and on the conditions as hereinafter set forth and the parties hereto are entering into this Agreement to record their respective rights and obligations in connection with the Business.

THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, mutual covenants and Agreements herein contained, the parties hereto covenant and agree with each other as follows:

1.00              APPOINTMENT

1.01 The Company hereby engages the Adviser as an Adviser to the board of directors of the Company and the Adviser hereby accepts such engagement and agrees to serve as Adviser on a part time basis throughout the Term (as hereinafter defined) on the terms and conditions herein set forth.

2.00              TERM

2.01 The engagement of the Adviser hereunder will be for a term of one (1) year commencing as and from February 28, 2007 (the "Term"), subject to earlier termination as provided for herein.

2.02 Unless this Agreement and the engagement of the Adviser hereunder is otherwise terminated prior to the expiration of the Term, the Term may be renewed for further terms of one (1) year each at the option of the Company, provided the Company gives the Adviser at least one (1) months' notice in writing of its intention not to renew the Term.

3.00              REMUNERATION

3.01 In consideration of the services to be rendered by the Adviser hereunder:

         (a) the Company will pay to the Adviser the sum of Forty Two Thousand US Dollars (USD $42,000.00) per year payable in 12 equal monthly instalments of Three Thousand Five Hundred US Dollars (USD $3,500.00) which amount will be payable on the 15th business day of each calendar month of the Term, with the first of such instalments payable on March 15, 2007,

         (b) the Company will reimburse the Adviser for all travelling expenses incurred while travelling as required by the President and other reasonable out-of-pocket expenses of the Adviser actually and properly incurred in connection with the discharge of his duties hereunder, provided that the Adviser furnishes to the Company all necessary receipts and statements with respect to such expenses as and when required by the Company.

3.02 The remuneration to be paid to the Adviser by the Company hereunder will be subject to annual review by the Company's board of directors and will be agreed upon between the parties hereto but will never be less than the amount established in Paragraph 3.01 of this Agreement. If the parties fail to agree on the remuneration to be paid to the Adviser by the Company hereunder, the amount of such remuneration will be determined by arbitration pursuant to the provisions of paragraph 8.00 hereof.

4.00              TERMS AND CONDITIONS OF ENGAGEMENT

4.01 The Adviser will provide business advice and management services to the Company.

4.02 The Adviser will have full power and authority to engage and oversee progress of the work of the accountants and auditors of the Company, to engage and negotiate agreements with legal advisers. The Adviser will have full power to do any acts in order to ensure the Company's compliance with the securities laws in all the jurisdictions of the United States and Canada as may be required and advised by the legal advisers.

4.03 The Adviser will devote not less than Twenty (20) hours per week of his business time, attention and ability to the Business and will well and faithfully serve the Company during the continuance of his term of engagement hereunder and will use his best efforts to promote the interests of the Company and its Business. Any Advisor's services required by the Company in excess of the Twenty (20) hours per week will be compensated to the Adviser by the Company at a rate of Forty Five US Dollars (USD$45.00) per hour.

5.00              CONFIDENTIALITY
5.01 The Adviser will not disclose the private affairs or trade secrets of the Company or the Business and will not use for his own purposes or for purposes other than those of the Company and the Business, any confidential information he may acquire in relation to the Company or the Business.

6.00              TERMINATION
6.01 This Agreement may be terminated in the following manner and in the following circumstances:

       (a) at any time by notice in writing from the Company to the Adviser for cause, including, but not limited to, a breach by the Adviser of any of the terms and conditions of this Agreement, and

       (b) by no less than two (2) months notice in writing given by either party to the other, which notice in writing may be given at any time.

7.00              VACATIONS
7.01 During the Term of this Agreement, or any renewal thereof, the Adviser will be entitled to a total of four (4) weeks paid vacation in each calendar year and all other holidays as may from time to time be required by law. Such vacations will be taken at such times as the Company's board of directors may from time to time determine having regard to the operation of the Business.

8.00              ARBITRATION
8.01 If there is any disagreement between the parties hereto with respect to the terms of this Agreement or the interpretation thereof, the same will be referred to a single arbitrator pursuant to the Commercial Arbitration Act (B.C.), and any amendments thereto, and the determination of such arbitrator will be final and binding upon the parties hereto.

9.00              INTERPRETATION
9.01 Each provision of this Agreement is declared to constitute a separate and distinct covenant and will be severable from all other such separate and distinct covenants.

9.02 If any covenant or provision is determined to be void or unenforceable, in whole or in part, it will not be deemed to affect or impair the enforceability or validity of any other covenant or provision of this Agreement or any part thereof.

9.03 The headings in this Agreement form no part of the agreement between the parties and will be deemed to have been inserted for convenience only and will not affect the construction hereof.

9.04 Wherever the singular or the masculine is used herein, the same will be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

10.00             GOVERNING LAW
10.01 This Agreement will, in all respects, be governed by and construed in accordance with the laws of the Province of British Columbia.

11.00             FURTHER DOCUMENTS
11.01 The parties will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

12.00             NOTICE
12.01 Any notice in writing required or permitted to be given to either party hereunder will be deemed to have been well and sufficiently given if mailed by prepaid registered mail or delivered or telecopied to the address of the party to whom it is directed set forth on page 1, or such other address as either party may from time to time direct in writing and any such notice will be deemed to have been received, if mailed, three (3) business days after the date of mailing and, if delivered or telecopied, upon the date of delivery or telecopy. If normal mail service is interrupted by strike, slow down, force majeure or other cause, a notice sent by mail will not be deemed to be received until actually received, and the party sending the notice will deliver such notice in order to ensure receipt thereof.

13.00             ENTIRE AGREEMENT
13.01 The provisions herein constitute the entire agreement between the parties and supersede all previous expectations, undertakings, communications, representations and agreements whether verbal or written between the parties with respect to the subject matter hereof.

14.00             NO PARTNERSHIP
14.01 No agency or partnership is hereby created between the parties and no representations will be made by either party which would create any apparent agency or partnership between the parties hereto.

15.00             ENUREMENT
15.01 The  provisions  of this  Agreement  will  enure to the  benefit of and be
binding  upon  the  parties  hereto  and  their  respective  heirs,   executors,
successors and assigns.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

THE CORPORATE SEAL OF                                )
T. Kozub Enterprises Ltd.                            )
was affixed hereto in the presence of:               )
                                                     )
/s/ Ted Kozub                                        )                 c/s
--------------------------------------------
Authorized Signatory                                 )
                                                     )
                                                     )
Authorized Signatory                                 )




THE CORPORATE SEAL OF                                )
Quantum Energy Inc.                                  )
was affixed hereto in the presence of:               )
                                                     )
/s/ Shane Lowry                                      )                 c/s
--------------------------------------------
Authorized Signatory                                 )
                                                     )
                                                     )
Authorized Signatory                                 )